Fees Summary	Jul. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 328,113,353.31
Previously Paid Amount	0.00
Total Fee Amount	45,312.46
Total Offset Amount	0.00
Net Fee	$ 45,312.46
Offset Table N/A	N/A